UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2023

Diebold Nixdorf, Incorporated

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

50 Executive Parkway, P.O. Box 2520 Hudson, OH	44236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 490-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 par value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on May 30, 2023, Diebold Nixdorf, Incorporated (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with certain holders (collectively, the “Consenting Creditors”) of: (i) obligations under the Credit Agreement, dated as of December 29, 2022 (the “Superpriority Credit Agreement”), by and among Diebold Nixdorf Holding Germany GmbH, as borrower (the “German Borrower”), the Company and certain of the Company Parties, as guarantors, the lenders party thereto, GLAS USA LLC, as administrative agent (the “Superpriority Administrative Agent”), and GLAS Americas LLC, as collateral agent (the “Superpriority Collateral Agent”), (ii) obligations under the Credit Agreement, dated as of December 29, 2022 (the “First Lien Term Loan Credit Agreement”), by and among the Company, as borrower, certain of the Company Parties, as guarantors, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “First Lien Administrative Agent”), and GLAS Americas LLC, as collateral agent (the “First Lien Collateral Agent”); (iii) the Company’s 9.375% senior secured notes due 2025 (the “2025 US Senior Notes”); (iv) Diebold Nixdorf Dutch Holding B.V.’s 9.000% senior secured notes due 2025 (the “2025 EUR Senior Notes” and, together with the 2025 US Senior Notes, the “2025 Senior Notes”); and (iv) the Company’s 8.50%/12.50% senior secured PIK toggle notes due 2026 (the “2L Notes”).

The Restructuring Support Agreement sets forth the agreed-upon terms among the Company, the other Company Parties and the Consenting Creditors for the effectuation of a deleveraging transaction through, among other things, (i) a pre-packaged chapter 11 plan of reorganization to be filed by the Company and certain of its subsidiaries (collectively, the “Debtors”) in connection with the commencement by the Debtors of voluntary cases under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “U.S. Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of Texas (the “U.S. Bankruptcy Court”), (ii) a scheme of arrangement to be filed by the Dutch Issuer relating to certain of the Company’s subsidiaries (the “Dutch Scheme Companies”) in connection with the commencement by the Dutch Issuer of voluntary proceedings (the “Dutch Scheme Proceedings”) under the Dutch Act on Confirmation of Extrajudicial Plans (Wet homologatie onderhands akkoord) (the “Dutch Restructuring Law”) in the District Court of Amsterdam (the “Dutch Court”) and (iii) recognition of such Dutch scheme pursuant to proceedings to be commenced under chapter 15 of the U.S. Bankruptcy Code by the Dutch Issuer.

Under the Restructuring Support Agreement, the Consenting Creditors have agreed, subject to certain terms and conditions, to support transactions (the “Restructuring Transactions”) that would result in a financial restructuring of the existing funded debt and existing equity interests of the Company Parties pursuant to plans to be filed in the Chapter 11 Cases (the “Chapter 11 Plan”) and proposed in the Dutch Scheme Proceedings (the “WHOA Plan”).

Superpriority Credit Agreement Amendment and Waiver

On May 30, 2023, the German Borrower, the Company and certain of the Company Parties, as guarantors, certain lenders party thereto (the “Consenting Superpriority Lenders”), the Superpriority Administrative Agent and the Superpriority Collateral Agent entered into the First Amendment and Waiver (the “Superpriority Credit Agreement Amendment and Waiver”) to waive certain Unmatured Defaults (as defined in the Superpriority Credit Agreement) and Defaults (as defined in the Superpriority Credit Agreement)defaults and events of default under the Superpriority Credit Agreement associated with the Restructuring Transactions; provided, that if the “Termination Date” (as defined in the Restructuring Support Agreement) occurs prior to the indefeasible repayment in full of all obligations under the Superpriority Credit Agreement, such waiver will automatically terminate. In addition, commencing on the effective date of the Superpriority Credit Agreement Amendment and Waiver and continuing until the occurrence of the “Termination Date” (as defined in the Restructuring Support Agreement), the Consenting Superpriority Lenders agreed to forbear from, and instruct the Superpriority Administrative Agent and the Superpriority Collateral Agent to forbear from, declaring due and payable the principal of and accrued and unpaid interest and fees in respect of the loans and/or other obligations under the Superpriority Credit Agreement and otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the Superpriority Credit Agreement, the other Loan Documents (as defined in the Superpriority Credit Agreement) and applicable law, solely to the extent that such remedies arise exclusively from such Unmature Defaults and Defaults.

The foregoing description of the Superpriority Credit Agreement Amendment and Waiver is a summary only and is qualified in its entirety by reference to the Superpriority Credit Agreement Amendment and Waiver, a copy of which is furnished as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

First Lien Term Loan Forbearance and Amendment Agreement

On May 30, 2023, the Company, certain of the Company Parties, as guarantors, certain lenders party thereto (the “Consenting First Lien Term Lenders”), the First Lien Administrative Agent and the First Lien Collateral Agent entered into the Forbearance and Amendment Agreement (the “First Lien Credit Agreement Forbearance and Amendment Agreement”).

Pursuant to the First Lien Credit Agreement Forbearance and Amendment Agreement, (i) commencing on the effective date of the First Lien Credit Agreement Forbearance and Amendment Agreement and continuing until the occurrence of the “Termination Date” (as defined in the Restructuring Support Agreement), the Consenting First Lien Term Lenders agreed to forbear from, and instruct the First Lien Administrative Agent and the First Lien Collateral Agent to forbear from, declaring due and payable the principal of and accrued and unpaid interest and fees in respect of the loans and/or other obligations under the First Lien Term Loan Credit Agreement and otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the First Lien Term Loan Credit Agreement, the other Loan Documents (as defined in the First Lien Term Loan Credit Agreement)

and applicable law, solely to the extent that such remedies arise exclusively from certain Unmatured Defaults (as defined in the First Lien Term Loan Credit Agreement) and Defaults (as defined in the First Lien Term Loan Credit Agreement) under the First Lien Term Loan Credit Agreement associated with the Restructuring Transactions and (ii) the definition of “Permitted Refinancing Indebtedness” in the First Lien Term Loan Credit Agreement was amended and restated to permit the refinancing of all obligations under the Superpriority Credit Agreement with borrowings under a debtor-in-possession financing.

The foregoing description of the First Lien Credit Agreement Forbearance and Amendment Agreement is a summary only and is qualified in its entirety by reference to the First Lien Credit Agreement Forbearance and Amendment Agreement, a copy of which is furnished as Exhibit 10.2 and is incorporated into this Item 1.01 by reference.

Guarantor Limited Release Agreements

On May 31, 2023, the Superpriority Administrative Agent, the Superpriority Collateral Agent, the Company and certain German-domiciled Company Parties entered into the Guarantor Limited Release Agreement (the “Superpriority Guarantor Limited Release Agreement”) to irrevocably and unconditionally release and discharge, effective upon the occurrence of the Effective Date (as defined below), the German-domiciled guarantors under the Superpriority Credit Agreement from the Foreign Guarantee Agreement (as defined in the Superpriority Credit Agreement), and any and all liabilities, undertakings and obligations created, evidenced, conferred or otherwise resulting thereunder (the “Superpriority Guarantor Release”). The “Effective Date” of the Superpriority Guarantor Limited Release Agreement is the first date on which (i) the Restructuring Support Agreement is in effect, (ii) the Chapter 11 Cases have commenced and (iii) the Release Conditions (as defined below) have been satisfied. The “Release Conditions” under the Superpriority Guarantor Limited Release Agreement are (i) (a) lenders holding in excess of 66 2/3% of the outstanding loans under the Superpriority Credit Agreement, (b) lenders holding in excess of 66 2/3% of the outstanding loans under the First Lien Term Loan Credit Agreement and (c) noteholders holding in excess of 66 2/3% of the issued and outstanding 2025 Senior Notes must have determined in good faith that the release of such guarantees provided by the German-domiciled guarantors and the liens on assets of the German Borrower and the German-domiciled guarantors is necessary to avoid material value deterioration of the German Borrower and the German-domiciled guarantors and (ii) the German Borrower and the German-domiciled guarantors are concurrently released from their guarantee obligations under the First Lien Term Loan Credit Agreement and the 2025 Senior Notes and the liens on the assets of such entities securing the obligations under the First Lien Term Loan Credit Agreement and the 2025 Senior Notes are concurrently released.

Also on May 31, 2023, the First Lien Administrative Agent, the First Lien Collateral Agent, the Company and the certain German-domiciled Company Parties entered into the Guarantor Limited Release Agreement (the “First Lien Guarantor Limited Release Agreement” and, together with the Superpriority Guarantor Limited Release Agreement, the Guarantor Limited Release Agreements”) to irrevocably and unconditionally release and discharge, effective upon the occurrence of the Effective Date (as defined below), the German-domiciled guarantors under the First Lien Term Loan Credit Agreement from the Foreign Guarantee Agreement (as defined in the First Lien Term Loan Credit Agreement), and any and all liabilities, undertakings and obligations created, evidenced, conferred or otherwise resulting thereunder (the “First Lien Guarantor Release”). The “Effective Date” of the First Lien Guarantor Limited Release Agreement is the first date on which (i) the Restructuring Support Agreement is in effect, (ii) the Chapter 11 Cases have commenced and (iii) the Release Conditions (as defined below) have been satisfied. The “Release Conditions” under the First Lien Guarantor Limited Release Agreement are (i) (a) lenders holding in excess of 66 2/3% of the outstanding loans under the First Lien Term Loan Credit Agreement, (b) lenders holding in excess of 66 2/3% of the outstanding loans under the Superpriority Credit Agreement and (c) noteholders holding in excess of 66 2/3% of the issued and outstanding 2025 Senior Notes must have determined in good faith that the release of such guarantees provided by the German-domiciled guarantors and the liens on assets of the German Borrower and the German-domiciled guarantors is necessary to avoid material value deterioration of the German Borrower and the German-domiciled guarantors and (ii) the German Borrower and the German-domiciled guarantors are concurrently released from their guarantee obligations under the Superpriority Credit Agreement and the 2025 Senior Notes and the liens on the assets of such entities securing the obligations under the Superpriority Credit Agreement and the 2025 Senior Notes are concurrently released.

The foregoing descriptions of the Guarantor Limited Release Agreements are summaries only and are qualified in their entirety by reference to the Guarantor Limited Release Agreements, copies of which are furnished as Exhibits 10.3 and 10.4 and are incorporated into this Item 1.01 by reference.

Security Release and Amendment Agreement

On May 31, 2023, the Company, certain of the Company Parties, as security providers, GLAS Americas LLC, as European collateral agent (the “European Collateral Agent”), and JPMorgan Chase Bank, N.A., as administrative agent, entered into the Security Release and Amendment Agreement (the “Security Release and Amendment Agreement”), pursuant to which, upon the occurrence of the Condition Precedent (as defined below), the European Collateral Agent and the other Secured Parties (as defined in the Security Release and Amendment Agreement) irrevocably and unconditionally waived all rights they have or may have against any of the German Security Providers (as defined in the Security Release and Amendment Agreement) under or pursuant to the German Security Agreements (as defined in the Security Release and Amendment Agreement) related to the obligations, liabilities and indemnities under or in connection with the Superpriority Credit Agreement, the First Lien Term Loan Credit Agreement, the 2025 Senior Notes and the 2L Notes. The “Condition Precedent” of the Security Release and Amendment Agreement are (i) the commencement of the Chapter 11 Cases, (ii) the effectiveness of the Restructuring Support Agreement and (iii) the satisfaction of the Release

Conditions (as defined below). The “Release Conditions” under the Security Release and Amendment Agreement are (i) (a) lenders holding 66 2/3% of the outstanding loans under the Superpriority Credit Agreement, (b) lenders holding 66 2/3% of the outstanding loans under the First Lien Term Loan Credit Agreement and (c) noteholders holding 66 2/3% in aggregate principal amount of the 2025 Senior Notes must have determined in good faith that the release of the guarantees provided by the German Security Providers and the liens on assets of the German Security Providers is necessary to avoid material value deterioration of the German Security Providers, (ii) the German Security Providers are concurrently released from their guarantee obligations under the Superpriority Credit Agreement, the First Lien Term Loan Credit Agreement and the 2025 Senior Notes and the liens on the assets of such entities securing the obligations under the Superpriority Credit Agreement, the First Lien Term Loan Credit Agreement and the 2025 Senior Notes are concurrently released.

The foregoing description of the Security Release and Amendment Agreement is a summary only and is qualified in its entirety by reference to the Security Release and Amendment Agreement, a copy of which is furnished as Exhibit 10.5 and is incorporated into this Item 1.01 by reference.

Release of German Guarantors Under 2025 Senior Notes

On May 31, 2023, beneficial owners of approximately 77.3% of the 2025 US Senior Notes outstanding as of May 17, 2023 delivered letters to U.S. Bank Trust Company, National Association, as trustee (the “2025 US Senior Notes Trustee”) under the Amended and Restated Senior Secured Notes Indenture, dated as of December 29, 2022 (the “2025 US Senior Notes Indenture”), by and among the Company, the guarantors party thereto, the 2025 US Senior Notes Trustee and GLAS Americas LLC, as notes collateral agent (the “2025 US Senior Notes Collateral Agent”), governing the 2025 US Senior Notes pursuant to which such beneficial owners, among other things:

•

consented, pursuant to Sections 9.02(f) and 11.07(c) of the 2025 US Senior Notes Indenture, to release the guarantees provided by the German-domiciled guarantors of the 2025 Senior Notes and the liens on the assets of such entities, subject to the commencement of the Chapter 11 Cases and the substantially concurrent Superpriority Guarantor Release and First Lien Guarantor Release;

•

consented to the amendment to the definition of “Refinancing Indebtedness” in the 2025 US Senior Notes Indenture to permit the refinancing of term loan obligations under the Superpriority Credit Agreement with borrowings under a debtor-in-possession financing; and

•

agreed to forbear from, and instructed the 2025 US Senior Notes Trustee and the 2025 US Senior Notes Collateral Agent to forbear from, during the period commencing on (and including) May 31, 2023 and ending on the “Termination Date” (as defined in the Restructuring Support Agreement), declaring due and payable the principal of and accrued and unpaid interest and fees in respect of the 2025 US Senior Notes and/or any other obligations thereunder and otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the 2025 US Senior Notes, the 2025 US Senior Notes Indenture and applicable law, solely to the extent that such remedies arise exclusively from certain defaults and events of default under the 2025 US Senior Notes Indenture associated with the Restructuring Transactions.

Also on May 31, 2023, beneficial owners of approximately 54.9% of the 2025 EUR Senior Notes outstanding as of May 17, 2023 delivered letters to U.S. Bank Trust Company, National Association, as trustee (the “2025 EUR Senior Notes Trustee”) under the Amended and Restated Senior Secured Notes Indenture, dated as of December 29, 2022 (the “2025 EUR Senior Notes Indenture”), by and among the Company, the guarantors party thereto, the 2025 EUR Senior Notes Trustee and GLAS Americas LLC, as notes collateral agent (the “2025 EUR Senior Notes Collateral Agent”), governing the 2025 EUR Senior Notes pursuant to which such beneficial owners, among other things:

•

consented, pursuant to Sections 9.02(f) and 11.07(c) of the 2025 EUR Senior Notes Indenture, to release the guarantees provided by the German-domiciled guarantors of the 2025 Senior Notes and the liens on the assets of such entities, subject to the commencement of the Chapter 11 Cases and the substantially concurrent Superpriority Guarantor Release and First Lien Guarantor Release;

•

consented to the amendment to the definition of “Refinancing Indebtedness” in the 2025 EUR Senior Notes Indenture to permit the refinancing of term loan obligations under the Superpriority Credit Agreement with borrowings under a debtor-in-possession financing; and

•

agreed to forbear from, and instructed the 2025 EUR Senior Notes Trustee and the 2025 EUR Senior Notes Collateral Agent to forbear from, during the period commencing on (and including) May 31, 2023 and ending on the “Termination Date” (as defined in the Restructuring Support Agreement), declaring due and payable the principal of and accrued and unpaid interest and fees in respect of the 2025 EUR Senior Notes and/or any other obligations thereunder and otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the 2025 EUR Senior Notes, the 2025 EUR Senior Notes Indenture and applicable law, solely to the extent that such remedies arise exclusively from certain defaults and events of default under the 2025 EUR Senior Notes Indenture associated with the Restructuring Transactions.

Also on May 31, 2023, beneficial owners of approximately 58.9% of the 2L Notes outstanding as of May 17, 2023 delivered letters to U.S. Bank Trust Company, National Association, as trustee (the “2L Notes Trustee”) under the Senior Secured PIK Toggle Notes Indenture, dated as of

December 29, 2022 (the “2L Notes Indenture”), by and among the Company, the guarantors party thereto, the 2L Notes Trustee and GLAS Americas LLC, as notes collateral agent (the “2L Notes Collateral Agent”), governing the 2L Notes pursuant to which such beneficial owners, among other things:

•

consented to the amendment to the definition of “Refinancing Indebtedness” in the 2L Notes Indenture to permit the refinancing of term loan obligations under the Superpriority Credit Agreement with borrowings under a debtor-in-possession financing; and

•

agreed to forbear from, and instructed the 2L Notes Trustee and the 2L Notes Collateral Agent to forbear from, during the period commencing on (and including) May 31, 2023 and ending on the “Termination Date” (as defined in the Restructuring Support Agreement), declaring due and payable the principal of and accrued and unpaid interest and fees in respect of the 2L Notes and/or any other obligations thereunder and otherwise exercising any of their other respective rights, remedies, powers, privileges and defenses under the 2L Notes, the 2L Notes Indenture and applicable law, solely to the extent that such remedies arise exclusively from certain defaults and events of default under the 2L Notes Indenture associated with the Restructuring Transactions.

In addition, pursuant to Section 9.02(f) of the 2L Notes Indenture, guarantees provided by the German-domiciled guarantors of 2L Notes and the liens on the assets of such entities were released, upon the effectiveness of the Superpriority Guarantor Release and First Lien Guarantor Release.

Supplemental Indentures

On May 31, 2023, each of the 2025 US Senior Notes Indenture, the 2025 EUR Senior Notes Indenture and the 2L Notes Indenture were supplemented to amend and restate the definition of “Refinancing Indebtedness” in such indentures to permit the refinancing of term loan obligations under the Superpriority Credit Agreement with borrowings under a debtor-in-possession financing.

The foregoing description of the First Supplemental Indenture to the 2025 US Senior Notes Indenture is a summary only and is qualified in its entirety by reference to the First Supplemental Indenture to the 2025 US Senior Notes Indenture, a copy of which is furnished as Exhibit 10.6 and is incorporated into this Item 1.01 by reference. The foregoing description of the First Supplemental Indenture to the 2025 EUR Senior Notes Indenture is a summary only and is qualified in its entirety by reference to the First Supplemental Indenture to the 2025 EUR Senior Notes Indenture, a copy of which is furnished as Exhibit 10.7 and is incorporated into this Item 1.01 by reference. The foregoing description of the First Supplemental Indenture to the 2L Notes Indenture is a summary only and is qualified in its entirety by reference to the First Supplemental Indenture to the 2L Notes Indenture, a copy of which is furnished as Exhibit 10.8 and is incorporated into this Item 1.01 by reference.

Item 1.03	Bankruptcy or Receivership

On June 1, 2023, the Debtors commenced the Chapter 11 Cases in the U.S. Bankruptcy Court and filed the prepackaged Chapter 11 Plan with the U.S. Bankruptcy Court. Additionally, on June 1, 2023, the Dutch Issuer filed a scheme of arrangement relating to certain the Dutch Scheme Companies and commenced the Dutch Scheme Proceedings under Dutch Restructuring Law in the Dutch Court.

On May 30, 2023, the Debtors and Dutch Scheme Companies commenced a solicitation to seek acceptance of the Chapter 11 Plan and WHOA Plan by certain of their creditors. The Debtors and Dutch Scheme Companies expect the solicitation period to end on or around June 28, 2023.

The Debtors have filed a motion with the U.S. Bankruptcy Court seeking joint administration of the Chapter 11 Cases under the caption In re: Diebold Holding Company, LLC, et al. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the U.S. Bankruptcy Court and in accordance with the applicable provisions of the U.S. Bankruptcy Code and orders of the U.S. Bankruptcy Court. The Chapter 11 Plan, the WHOA Plan and the requested first day relief anticipate that trade claimants who continue to work with the Debtors and the Dutch Scheme Companies on existing terms will be paid in full and in the ordinary course of business. All existing vendor contracts are expected to remain in place and be serviced in the ordinary course of business.

Additional information about the Chapter 11 Cases and the Dutch Scheme Proceedings may be obtained at https://cases.ra.kroll.com/dieboldnixdorf.

Item 2.04.	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The filing of the Chapter 11 Cases and Dutch Scheme Proceedings described above in Item 1.03 constitutes an event of default that accelerated (or in the case of the Superpriority Credit Agreement, First Lien Term Loan Credit Agreement, 2025 US Senior Notes Indenture, 2025 Euro Senior Notes Indenture and 2L Notes Indenture, would have otherwise accelerated if not for the applicable forbearances and waivers executed by the Consenting Creditors) the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•

Asset-Based Revolving Credit and Guaranty Agreement, dated as of December 29, 2022, among the Company, certain of the other Company Parties from time to time party thereto, as borrowers and guarantors, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and GLAS Americas LLC, as European collateral agent;

•	Superpriority Credit Agreement;

•	First Lien Term Loan Credit Agreement;

•

Credit Agreement, dated as of November 23, 2015, by and among the Company, as borrower, certain of the other Company Parties from time to time party thereto, as subsidiary borrowers, the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as administrative agent;

•	2025 US Senior Notes Indenture;

•	2025 Euro Senior Notes Indenture;

•	2L Notes Indenture; and

•	Indenture, dated as of April 19, 2016, among the Company, the subsidiary guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee.

The Debt Instruments provide that, as a result of the Chapter 11 Cases and Dutch Scheme Proceedings, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations against the Debtors under the Debt Instruments are automatically stayed as a result of the commencement of the Chapter 11 Cases, and creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the U.S. Bankruptcy Code, Dutch Restructuring Law, and applicable forbearances and waivers executed by the Consenting Creditors.

In addition, the information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.04.

Item 8.01.	Other Events

In connection with the filing of the Chapter 11 Cases, on June 1, 2023, the Company terminated, effective immediately, its previously announced public exchange offer (the “Exchange Offer”) with respect to the Company’s outstanding 8.50% Senior Notes due 2024 (144A CUSIP: 253651AA1; REG S CUSIP: U25316AA5; Registered CUSIP: 253651AC7) (the “2024 Senior Notes”). As a result of the termination of the Exchange Offer, none of the 2024 Senior Notes that have been tendered in the Exchange Offer will be accepted and no consideration will be paid or become payable to holders of the 2024 Senior Notes who have tendered their 2024 Senior Notes in the Exchange Offer. All the 2024 Senior Notes previously tendered and not withdrawn will be promptly returned or credited back to their respective holders.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibits hereto contain statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company’s expected future performance (including expected results of operations), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The factors that may affect the Company’s results include, among others, the participation by the Company’s lenders and noteholders in the Restructuring Transactions, the ability to negotiate and execute definitive documentation with respect to the Restructuring Transactions, the receipt of consents required to consummate the Restructuring Transactions, satisfaction of any conditions in any such documentation, the availability of alternative transactions, the impact of publicity surrounding negotiations related to the Restructuring Support Agreement and related matters, risks and uncertainties relating to the Chapter 11 Cases and Dutch Scheme Proceedings, including but not limited to, the Company’s ability to obtain U.S. Bankruptcy Court approval with respect to motions in the Chapter 11 Cases and Dutch Court approval with respect to motions in the Dutch Scheme Proceedings, the effects of the Chapter 11 Cases and the Dutch Scheme Proceedings on the Company and on the interests of various constituents, U.S. Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, Dutch Court rulings in the Dutch Scheme Proceedings and the outcome of the Dutch Scheme Proceedings in general, the length of time the Company will operate under the Chapter 11 Cases and Dutch Scheme Proceedings, risks associated with any third-party motions in the Chapter 11 Cases and Dutch Scheme Proceedings, the potential adverse effects of the Chapter 11 Cases and Dutch Scheme Proceedings on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; finalization and receipt of the DIP Facility, the conditions to which the Company’s DIP Facility is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; whether the Company will emerge, in whole or in part, from Chapter 11 Cases and Dutch Scheme Proceedings as a going concern; the consequences of the acceleration of the Company’s debt obligations; the trading price and volatility of the Company’s common stock, and the ability of the Company to remain listed on the New York Stock Exchange, trading price and volatility of the Company’s indebtedness and other claims, and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and in other documents the Company files with the SEC.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment and Waiver, dated as of May 30, 2023, among Diebold Nixdorf, Incorporated, Diebold Nixdorf Holding Germany GmbH, each other Loan Party party thereto, the Lenders party Thereto, GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent

10.2	Forbearance and Amendment Agreement, dated as of May 30, 2023, among Diebold Nixdorf, Incorporated, each other Loan Party party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and GLAS Americas, as collateral agent

10.3	Guarantor Limited Release Agreement, dated as of May 31, 2023, by GLAS USA LLC, as administrative agent, and GLAS Americas LLC, as collateral agent, Diebold Nixdorf, Incorporated and the guarantors party thereto

10.4	Guarantor Limited Release Agreement, dated as of May 31, 2023, by JPMorgan Chase Bank, N.A., as administrative agent, and GLAS Americas LLC, as collateral agent, Diebold Nixdorf, Incorporated and the guarantors party thereto

10.5	Security Release and Amendment Agreement, dated May 31, 2023, among GLAS Americas LLC, as European collateral agent, JPMorgan Chase Bank, N.A., as administrative agent, Diebold Nixdorf, Incorporated and the guarantors party thereto

10.6	First Supplemental Indenture, dated as of May 31, 2023, to the Amended and Restated Senior Secured Notes Indenture, dated as of December 29, 2022, among Diebold Nixdorf, Incorporated, the subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, and GLAS Americas LLC, as notes collateral agent

10.7	First Supplemental Indenture, dated as of May 31, 2023, to the Amended and Restated Senior Secured Notes Indenture, dated as of December 29, 2022, among Diebold Nixdorf Dutch Holding B.V., Diebold Nixdorf, Incorporated, the subsidiary guarantors party thereto, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S. Bank Trust Company, National Association, as trustee, and GLAS Americas LLC, as notes collateral agent

10.8	First Supplemental Indenture, dated as of May 31, 2023, to the Senior Secured PIK Toggle Notes Indenture, dated as of December 29, 2022, among Diebold Nixdorf, Incorporated, the subsidiary guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, and GLAS Americas LLC, as notes collateral agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated

Date: June 1, 2023	By:	/s/ Jonathan B. Leiken
Jonathan B. Leiken
Executive Vice President, Chief Legal Officer and Secretary